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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: August 17, 2004
                       (Date of earliest event reported)



                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-117232                41-1955181
--------                              ----------               ----------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
Incorporation)                       File Number)          Identification No.)

8400 Normandale Lake Blvd.                                      55437
                                                                -----
Suite 250                                                     (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 5.           Other Events.

        On August 30, 2004, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS8 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.

        In connection with the sale of the Certificates, the Registrant has been advised by Credit Suisse First Boston (the "Underwriters") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-117232, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits


          (a) Financial Statements.

                  Not applicable.

          (b) Pro Forma Financial Information.

                  Not applicable.

          (c)     Exhibits


                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                        DESCRIPTION

             1                    99                    Collateral Term Sheets

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.

                                        By:   /s/ Joseph Orning
                                           ----------------------------
                                        Name:    Joseph Orning
                                        Title:   Vice President

Dated: August 17, 2004

                                  EXHIBIT INDEX



                  Item 601(a) of   Sequentially
Exhibit           Regulation S-K   Numbered
Number.           Exhibit No.      Description              Page

1                 99            Collateral Term Sheets   Filed Electronically